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                                                                   Exhibit 4-233

                                                                  EXECUTION COPY

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                           THE DETROIT EDISON COMPANY
                                       AND
                  BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION
                                     TRUSTEE

                                 ---------------

                         ELEVENTH SUPPLEMENTAL INDENTURE

                          DATED AS OF DECEMBER 1, 2002

                                 ---------------

                  SUPPLEMENTING THE COLLATERAL TRUST INDENTURE
                            DATED AS OF JUNE 30,1993
                                  PROVIDING FOR
                           5.45% SENIOR NOTES DUE 2032
                           5.25% SENIOR NOTES DUE 2032

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     SUPPLEMENTAL INDENTURE, dated as of the 1st day of December, 2002, between
THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan (the "Company"), and BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America, having its principal office in The City of Columbus, Ohio, as trustee (the "Trustee");

     WHEREAS, the Company has heretofore executed and delivered to the Trustee a Collateral Trust Indenture dated as of June 30, 1993 (the "Original Indenture"), as supplemented, providing for the issuance by the Company from time to time of its debt securities; and

     WHEREAS, the Company now desires to provide for the issuance of two additional series of its senior debt securities pursuant to the Original Indenture to secure its obligations to XL Capital Assurance Inc., an insurance company incorporated under the laws of the State of New York ("XLCA"), under (i) that certain Insurance Agreement dated December 5, 2002 (the "2002C Insurance Agreement") between the Company and XLCA relating to the financial guaranty insurance policy, No. CA00403A, issued by XLCA with respect to the Michigan Strategic Fund Limited Obligation Revenue and Refunding Revenue Bonds (The Detroit Edison Company Exempt Facilities Project), Series 2002C (AMT) (the "2002C Bonds") and (ii) that certain Insurance Agreement dated December 5, 2002 (the "2002D Insurance Agreement") between the Company and XLCA relating to the financial guaranty insurance policy, No. CA00403B, issued by XLCA with respect to the Michigan Strategic Fund Limited Obligation Revenue and Refunding Revenue Bonds (The Detroit Edison Company Exempt Facilities Project), Series 2002D (Non-AMT) (the "2002D Bonds"); and

     WHEREAS, the Company intends hereby to designate series of debt securities which shall have the benefit of the provisions of Article Four of the Original Indenture and the other related provisions of the Original Indenture relating to the grant of security, subject to the release provisions provided for herein, and which shall have the terms and variations from the provisions of the Original Indenture as set forth herein; and

     WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture, including Section 1001 thereof, and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Eleventh Supplemental Indenture to the Original Indenture as permitted by Sections 201 and 301 of the Original Indenture in order to establish the form or terms of, and to provide for the creation and issue of, series of its debt securities under the Original Indenture, which shall be known as the 5.45% Senior Notes due 2032 and the 5.25% Senior Notes due 2032, respectively; and

     WHEREAS, all things necessary to make such debt securities, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Original Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company and to make this Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

     NOW, THEREFORE, THIS ELEVENTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of series of debt securities, and for and in consideration of the premises and of the covenants contained in the Original Indenture and in this Eleventh Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

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                                   ARTICLE ONE

                              DEFINITIONS AND OTHER
                        PROVISIONS OF GENERAL APPLICATION

     SECTION 1.01. Definitions. Each capitalized term that is used herein and is defined in the Original Indenture shall have the meaning specified in the Original Indenture unless such term is otherwise defined herein. The following terms shall have the respective meanings set forth below:

     "Bond Indenture" means either the 2002C Bond Indenture or the 2002D Bond Indenture, as applicable.

     "Bond Trustee" means Bank One Trust Company, National Association, as trustee under the 2002C Bond Indenture or the 2002D Bond Indenture, as applicable.

     "Business Day" means any day other than a day on which banking institutions in The State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close.

     "Capitalization" means the total of all the following items appearing on, or included in, the consolidated balance sheet of the Company: (i) liabilities for indebtedness maturing more than 12 months from the date of determination; and (ii) common stock, common stock expense, accumulated other comprehensive income or loss, preferred stock, preference stock, premium on capital stock and retained earnings (however the foregoing may be designated), less, to the extent not otherwise deducted, the cost of shares of capital stock of the Company held in its treasury, if any. Subject to the foregoing, Capitalization shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and approved by the independent accountants regularly retained by the Company, and may be determined as of a date not more than 60 days prior to the happening of the event for which the determination is being made.

     "Debt" means any outstanding debt for money borrowed evidenced by notes, debentures, bonds or other securities, or guarantees of any debt.

     "Net Tangible Assets" means the amount shown as total assets on the consolidated balance sheet of the Company, less (i) intangible assets including, but without limitation, such items as goodwill, trademarks, trade names, patents, unamortized debt discount and expense and other regulatory assets carried as an asset on the Company's consolidated balance sheet, and (ii) appropriate adjustments, if any, on account of minority interests. Net Tangible Assets shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and approved by the independent accountants regularly retained by the Company, and may be determined as of a date not more than 60 days prior to the happening of the event for which such determination is being made.

     "Operating Property" means (i) any interest in real property owned by the Company and (ii) any asset owned by the Company that is depreciable in accordance with generally accepted accounting principles, excluding, in either case, any interest of the Company as lessee under any lease (except for a lease that results from a Sale and Lease-Back Transaction) that has been or

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would be capitalized on the books of the lessee in accordance with generally accepted accounting principles.

     "Pledged Bonds" means the related series of Bonds and any other Mortgage Bonds issued to secure Securities subject to the release provisions provided herein or in any other supplemental indenture to the Original Indenture.

     "Release Date" means the date as of which all Mortgage Bonds, (i) other than the Pledged Bonds, including the related series of Bonds, and (ii) other than outstanding Mortgage Bonds (exclusive of Pledged Bonds), which do not in aggregate principal amount exceed the greater of 5% of the Net Tangible Assets of the Company or 5% of the Capitalization of the Company, have been retired through payment, redemption or otherwise, provided that no default or Event of Default has occurred and, at such time, is continuing under the Original Indenture.

     "Sale and Lease-Back Transaction" means any arrangement with any person providing for the leasing to the Company of any Operating Property (except for leases for a term, including any renewal or potential renewal, of not more than 48 months), which Operating Property has been or is to be sold or transferred by the Company to the person; provided, however, Sale and Lease-Back Transaction shall not include any arrangement first entered into prior to the date hereof and shall not include any transaction pursuant to which the Company sells Operating Property to, and thereafter purchase energy or services from, any entity, which transaction is ordered or authorized by any regulatory authority having jurisdiction over the Company or its operations or is entered into pursuant to any plan or program of industry restructuring ordered or authorized by any such regulatory authority.

     "Substitute Mortgage" means a mortgage indenture of the Company, other than the Mortgage, designated by the Company to the Trustee as a Substitute Mortgage pursuant to Section 4.03 hereof.

     "Substitute Mortgage Bonds" means any mortgage bonds issued by the Company under a Substitute Mortgage and delivered to the Trustee pursuant to Section
4.03 hereof or pursuant to the comparable provision of any other supplemental indenture relating to Securities subject to the release provisions.

     "2002C Bond Indenture" means the Trust Indenture dated as of December 1, 2002 between Michigan Strategic Fund and the Bond Trustee relating to the 2002C Bonds.

     "2002D Bond Indenture" means the Trust Indenture dated as of December 1, 2002 between Michigan Strategic Fund and the Bond Trustee relating to the 2002D Bonds.

     "Value" means, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of (i) the net proceeds to the Company from the sale or transfer of the property leased pursuant to the Sale and Lease-Back Transaction or (ii) the net book value of the property, as determined by the Company in accordance with generally accepted accounting principles at the time of entering into the Sale and Lease-Back transaction, in either case multiplied by a fraction, the numerator of which shall be equal to the number of full years of the term of the lease that is part of the Sale and Lease-Back Transaction remaining at the time of determination and the denominator of which shall be equal to the number of full years of the term, without regard, in any case, to any renewal or extension options contained in the lease.

                                       3

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     SECTION 1.02. Section References. Each reference to a particular section set forth in this Supplemental Indenture shall, unless the context otherwise requires, refer to this Supplemental Indenture.

                                   ARTICLE TWO

                        TITLE AND TERMS OF THE SECURITIES

     SECTION 2.01. Title of the Securities; Stated Maturity. This Supplemental Indenture hereby establishes two separate series of Securities, which shall be known as the Company's "5.45% Senior Notes due 2032" (the "5.45% Notes"), and the "5.25% Senior Notes due 2032" (the "5.25% Notes" and together with the 5.45% Notes, the "Notes"). For purposes of the Original Indenture, each series of the Notes shall separately constitute a single series of Securities. The Stated Maturity on which the principal of the 5.45% Notes shall be due and payable will be December 15, 2032. The Stated Maturity on which the principal of the 5.25% Notes shall be due and payable will be December 15, 2032. The 5.45% Notes are being issued to secure the Company's obligations to XLCA under the 2002C Insurance Agreement and the 5.25% Notes are being issued to secure the Company's obligations to XLCA under the 2002D Insurance Agreement.

     SECTION 2.02. Certain Variations from the Original Indenture. (a) The Notes shall have the benefit of the provisions of the Original Indenture including (for avoidance of doubt and not for purposes of limitation) the Granting Clause, the definitions of "Deliverable Mortgage Bonds," "Deliverable Securities," "Designated Mortgage Bonds," "Grant," "Mortgage," "Mortgage Bonds," "Mortgage Trustee," "Previously Delivered Mortgage Bonds," and "Trust Estate," Section 301
(20), Section 301 (a), Sections 301 (b), Section 301 (d), and Article VI, subject, in each case, to the release provisions provided for in Section 4.02 herein. In addition, on and after the Release Date, unless Substitute Mortgage Bonds are issued to secure the Notes, the Notes shall have the benefit of the additional covenants set forth in Article Three hereof.

     (b) In the event the Company desires to provide for the payment of 5.45% Senior Notes, in lieu of defeasing such Notes in accordance with Section 5.03 of the Original Indenture, it shall either redeem an equal principal amount of the 2002C Bonds or take such action as shall be required by Section 2.04 of the 2002C Bond Indenture to defease an equal principal amount of the 2002C Bonds. Pursuant to Section 2.03(c) hereof, such redemption or defeasance shall result in the discharge of the Company's obligation with respect to such 5.45% Senior Notes and the cancellation of such 5.45% Senior Notes.

     (c) In the event the Company desires to provide for the payment of 5.25% Senior Notes, in lieu of defeasing such Notes in accordance with Section 5.03 of the Original Indenture, it shall either redeem an equal principal amount of the 2002D Bonds or take such action as shall be required by Section 2.04 of the 2002D Bond Indenture to defease an equal principal amount of the 2002D Bonds. Pursuant to Section 2.03(c) hereof, such redemption or defeasance shall result in the discharge of the Company's obligation with respect to such 5.25% Senior Notes and the cancellation of such 5.25% Senior Notes.

     (d) Any amount payable by the Company in respect of principal of 5.45% Senior Notes whether at maturity or prior to maturity by redemption or upon redemption or acceleration or otherwise, in a circumstance where there has not been a corresponding payment of principal of 2002C Bonds shall be applied simultaneously to the redemption or defeasance of any equal

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principal amount of 2002C Bonds in accordance with the 2002C Bond Indenture. In the event the amount so paid is insufficient to provide for such redemption or defeasance, the Company shall pay such additional amounts as shall be necessary to make up the deficiency.

     (e) Any amount payable by the Company in respect of principal of 5.25% Senior Notes whether at maturity or prior to maturity by redemption or upon redemption or acceleration or otherwise, in a circumstance where there has not been a corresponding payment of principal of 2002 D Bonds shall be applied simultaneously to the redemption or defeasance of any equal principal amount of 2002D Bonds in accordance with the 2002D Bond Indenture. In the event the amount so paid is insufficient to provide for such redemption or defeasance, the Company shall pay such additional amounts as shall be necessary to make up the deficiency

     SECTION 2.03. Amount, Assignability and Redemption.

     (a) The aggregate principal amount of Notes that may be issued under this Supplemental Indenture is limited to $64,300,000 in the case of the 5.45% Notes and $55,975,000 in the case of the 5.25% Notes (except, in each case, as provided in Section 301(2) of the Original Indenture). The Notes shall be issuable only in fully registered form and, as permitted by Section 301 and
Section 302 of the Original Indenture, in denominations of $1,000 and integral multiples thereof to XLCA. The Notes shall not be assignable or transferable except as may be required to effect a transfer to any successor insurer for the 2002C Bonds or the 2002D Bonds, as the case may be.

     (b) The Notes may bear such legends as may be necessary to refer to the 2002C Insurance Agreement or 2002D Insurance Agreement, as the case may be, between the Company and XLCA or to comply with any law or with any rules or regulations made pursuant thereto or to evidence the limited assignability.

     (c) Upon payment of the principal or premium, if any, or interest on the 2002C Bonds or the 2002D Bonds, as the case may be, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article I or IV of the 2002C Bond Indenture or the 2002D Bond Indenture, with respect to the 2002C Bonds or the 2002D Bonds, as the case may be, Notes in a principal amount equal to the principal amount of the related Bonds shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such Notes shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

     (d) The Notes shall be redeemed on the dates and in the respective principal amounts which correspond to the redemption date for, and the principal amount to be redeemed of, the 2002C Bonds or the 2002D Bonds, as the case may be.

     (e) In the event of an Event of Default under a Bond Indenture and the acceleration of the 2002C Bonds or the 2002D Bonds, as the case may be, the related Notes shall be redeemable in whole upon receipt by the Trustee of a written demand (Redemption Demand) from XLCA indicating that it has paid the accelerated principal.

     SECTION 2.04. Certain Common Terms of the Notes.

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     (a)   The 5.45% Notes shall bear interest at the rate of 5.45% per annum, and the 5.25% Notes shall bear interest at the rate of 5.25% per annum, in each case on the respective principal amount thereof, from December 5, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal of such series of Notes becomes due and payable, and on any overdue principal and premium and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum during such overdue period. Interest on the Notes will be payable semiannually in arrears on June 15 and December 15 of each year (each such date, an "Interest Payment Date"), commencing June 15, 2003. Payment of interest on the 2002C Bonds and the 2002D Bonds shall be deemed to constitute payment on the related series of Notes. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year.

     (b) In the event that any Interest Payment Date, redemption date or other date of Maturity of the Notes is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date with respect to any Note will, as provided in the Original Indenture, be paid to the person in whose name the Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the relevant record date for such interest installment, which shall be the fifteenth calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date (the "Regular Record Date"). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date, and may either be paid to the person in whose name the Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the applicable series of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Original Indenture. The principal of, and premium, if any, and the interest on the Notes shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at the close of business on the Regular Record Date at such address as shall appear in the Security Register.

     (c) The Notes are not subject to repayment at the option of the Holders thereof and are not subject to any sinking fund, except to the extent that XLCA, or its successor in interest, may have exercised its rights pursuant to Section
2.03 hereof. As provided in the forms of Note attached hereto as Exhibit A and Exhibit B, respectively, the Notes are subject to optional redemption, as a whole or in part, by the Company prior to Stated Maturity of the principal thereof upon the same terms as the 2002C Bonds and the 2002D Bonds, as the case may be. Except as modified in the forms of the Notes, redemptions shall be effected in accordance with Article Twelve of the Original Indenture.

     (d) The Notes shall have such other terms and provisions as are set forth in the form of Note attached hereto as Exhibit A and Exhibit B, as applicable (each of which are incorporated by reference in and made a part of this Supplemental Indenture as if set forth in full at this place).

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     SECTION 2.05. Form of Notes. Attached hereto as Exhibit A is the form of the definitive 5.45% Notes. Attached hereto as Exhibit B is the form of the definitive 5.25% Notes. If the Company elects to have the Notes secured by Substitute Mortgage Bonds on and after the Release Date, the terms of the Notes shall be amended to make appropriate reference to the Substitute Mortgage and the Substitute Mortgage Bonds; provided, that the consent of Holders shall not be required in connection with such amendment.

                                  ARTICLE THREE

                              ADDITIONAL COVENANTS

     SECTION 3.01. Limitations on Liens. (a) From and after the Release Date, unless Substitute Mortgage Bonds are issued to secure the Notes, so long as any Notes are outstanding, the Company may not issue, assume, guarantee (including any contingent obligation to purchase) or permit to exist any Debt that is secured by any mortgage, security interest, pledge or lien ("Lien") of or upon any Operating Property owned by the Company, whether owned at the Release Date or subsequently acquired, without effectively securing the Notes (together with, if the Company shall so determine, any other indebtedness of the Company ranking equally with the Notes) equally and ratably with the Debt (but only so long as the Debt is so secured).

     The foregoing restriction will not apply to:

     (i) Liens on any Operating Property existing at the time of its acquisition and not created in contemplation of the acquisition;

     (ii) Liens on Operating Property of a corporation existing at the time the corporation is merged into or consolidated with the Company, or at the time the corporation disposes of substantially all of its properties (or those of a division) to the Company, provided that the Lien is not extended to property owned by the Company immediately prior to the merger, consolidation or other disposition and is not created in contemplation of the merger, consolidation or other disposition;

     (iii) Liens on Operating Property to secure the cost of acquisition, construction, development or substantial repair, alteration or improvement of such property or to secure indebtedness incurred to provide funds for any of these purposes or for reimbursement of funds previously expended for any of these purposes, provided the Liens are created or assumed contemporaneously with, or within 18 months after, the acquisition or the completion of substantial repair or alteration, construction, development or substantial improvement or within 6 months thereafter pursuant to a commitment for financing arranged with a lender or investor within such 18-month period;

     (iv) Liens in favor of the United States or any state or any department, agency or instrumentality or political subdivision of the United States or any state, or for the benefit of holders of securities issued by any of these entities, to secure any Debt incurred for the purpose of financing all or any part of the purchase price or the cost of substantially repairing or altering, constructing, developing or substantially improving the Operating Property of the Company; or

     (v) Any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the exceptions listed above,

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          provided, however, that the principal amount of Debt secured thereby and not otherwise authorized by those exceptions listed above shall not exceed the principal amount of Debt, plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement.

     (b) In addition, notwithstanding the foregoing restrictions, from and after the Release Date, the Company may issue, assume or guarantee Debt secured by a Lien which would otherwise be subject to the foregoing restrictions up to an aggregate amount which, together with all other of the Company's secured Debt (not including secured Debt permitted under any of the foregoing exceptions) and the Value of Sale and Lease-Back Transactions existing at such time (other than Sale and Lease-Back Transactions the proceeds of which have been applied to the retirement of certain indebtedness, Sale and Lease-Back Transactions in which the property involved would have been permitted to be subjected to a Lien under any of the foregoing exceptions, and Sale and Lease-Back Transactions that are permitted by the first sentence of Section 3.02 below), does not exceed the greater of 10% of the Company's Net Tangible Assets or 10% of the Company's Capitalization. The foregoing restrictions do not limit the Company's ability to place Liens on (i) the capital stock of any of the Company's subsidiaries or
(ii) the assets of any of the Company's subsidiaries.

     SECTION 3.02. Limitations on Sale and Lease-Back Transactions. So long as the Notes are outstanding from and after the Release Date, unless Substitute Mortgage Bonds are issued to secure the Notes, the Company may not enter into or permit to exist any Sale and Lease-Back Transaction with respect to any Operating Property (except for leases for a term, including any renewal or potential renewal, of not more than 48 months), if the purchaser's commitment is obtained more than 18 months after the later of the completion of the acquisition, construction or development of the Operating Property or the placing in operation of the Operating Property or of the Operating Property as constructed or developed or substantially repaired, altered or improved. This restriction will not apply if (a) the Company would be entitled pursuant to
Section 3.01(a) above to issue, assume, guarantee or permit to exist Debt secured by a Lien on the Operating Property without equally and ratably securing the Notes, (b) after giving effect to the Sale and Lease-Back Transaction, pursuant to Section 3.01(b) above, the Company could incur, at least $1.00 of additional Debt secured by Liens (other than Liens permitted by clause (a)), or
(c) the Company applies within 180 days an amount equal to, in the case of a sale or transfer for cash, the net proceeds (not less than the fair value of the Operating Property so leased), and, otherwise, an amount equal to the fair value (as determined by the Board of Directors of the Company) of the Operating Property so leased to the retirement of Notes or other Debt of the Company ranking equally with the Notes; provided, however, that any such retirement of Notes shall be in accordance with the terms and provisions of the Indenture and the Notes; provided, further, that the amount to be applied to such retirement of Notes or other Debt shall be reduced by an amount equal to the sum of (a) an amount equal to the redemption price with respect to Notes delivered within such one hundred eighty (180)-day period to the Trustee for retirement and cancellation and (b) the principal amount, plus any premium or fee paid in connection with any redemption in accordance with the terms of other Debt voluntarily retired by the Company within such one hundred eighty (180)-day period, excluding in each case retirements pursuant to mandatory sinking fund or prepayment provisions and payments at maturity.

     SECTION 3.03. Waiver. Section 1109 of the Original Indenture shall apply to the covenants set forth in Sections 3.01 and 3.02 above at any time such covenants are in effect.

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                                  ARTICLE FOUR

                         SECURITY AND RELEASE PROVISIONS

     SECTION 4.01. Security. Subject to Section 4.02 below, as provided in and pursuant to Article Four of the Original Indenture, each series of the Notes will be secured as to payments of principal, interest and premium, if any, by a series of Mortgage Bonds (the "General and Refunding Mortgage Bonds, 2002 Series C", in the case of the 5.45% Notes, and the "General and Refunding Mortgage Bonds, 2002 Series D", in the case of the 5.25% Notes, or, singly or collectively, the "Bonds," the "Bonds of the related series" or the "related series of Bonds") of the Company to be issued concurrently with the issuance of the Notes under and secured by a Mortgage and Deed of Trust, dated as of October 1, 1924, between the Company and Bank One, National Association, as successor trustee (the "Mortgage Trustee"), as amended and supplemented by various supplemental indentures, including the supplemental indenture, dated as of December 1, 2002, creating the Bonds (collectively, the "Mortgage"), pledged by the Company for the benefit of the Holders of the respective series of Notes to the Trustee under this Supplemental Indenture. The Bonds shall be issued in an aggregate principal amount equal to the aggregate principal amount of the Notes.

     SECTION 4.02. Release. Until the Release Date and subject to Article Four of the Original Indenture, the Bonds of the related series issued and delivered to the Trustee shall serve as security for any and all obligations of the Company under all Notes of the applicable series from time to time Outstanding, including, but not limited to (1) the full and prompt payment of the principal and premium, if any, on such Notes when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or such Notes, either at the Stated Maturity thereof, upon acceleration of the maturity thereof, upon redemption, or otherwise, and (2) the full and prompt payment of any interest on such Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Notes including, if and to the extent provided for in such Notes, interest on overdue installments of principal and (to the extent permitted by law) interest on overdue installments of interest.

     Each supplemental indenture to the Mortgage pursuant to which any Bonds are issued shall contain a provision to the effect that any payment by the Company hereunder of principal of or premium or interest on Notes which shall have been authenticated and delivered in connection with the issuance and delivery to the Trustee of such Bonds (other than by the application of the proceeds of a payment in respect of such Bonds) shall to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal, premium or interest, as the case may be, in respect of such Bonds which is then due.

     Notwithstanding anything in the Original Indenture to the contrary, from and after the Release Date, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the Bonds shall be deemed satisfied and discharged as provided in the supplemental indenture or indentures to the Mortgage creating such Bonds and the Bonds shall cease to secure in any manner Notes theretofore or subsequently issued; the Trustee shall thereupon surrender the Bonds to the Mortgage Trustee for cancellation and execute and deliver such proper instruments of release as may be required. From and after the Release Date, all Notes, whether theretofore or subsequently issued, shall, at the Company's option, either (i) become unsecured or (ii) be secured by Substitute Mortgage Bonds pursuant to Section 4.03 below, and any conditions to the issuance of Notes that refer or relate to Bonds or the Mortgage shall be inapplicable (except as such conditions shall be deemed to refer to Substitute Mortgage Bonds or a Substitute Mortgage pursuant to Section 4.03 below). From and after the Release Date, the Company shall not issue any additional Mortgage Bonds, including Pledged Bonds, under the Mortgage. Notice of the occurrence of the Release Date shall be given by the Trustee to the Holders of the Notes in the manner provided for in the Original Indenture not later than 30 days after the Company notifies the Trustee of the occurrence of the Release Date.

     In connection with the establishment of the occurrence of the Release Date, the Trustee shall be entitled to receive, may presume the correctness of, and shall be fully protected in relying upon, an Officers' Certificate designating the Release Date and stating that the conditions to the occurrence of the Release Date have been satisfied.

     When the obligation of the Company to make payments with respect to the principal of, and premium, if any, and interest on all or any part of the Bonds shall be satisfied or deemed satisfied pursuant to the Original Indenture or pursuant to this Supplemental Indenture, the Trustee shall, upon written request of the Company, deliver to the Company without charge therefor all of the Bonds so satisfied or deemed satisfied, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company. All Bonds delivered to the Company in accordance with this Section shall be delivered by the Company to the Mortgage Trustee for cancellation.

     SECTION 4.03. Substitute Mortgage Bonds.

     (a) The Company shall notify the Trustee not less than 90 days prior to the Release Date (or such shorter period as the Company and the Trustee may agree) that the Company has determined to deliver to the Trustee on the Release Date Substitute Mortgage Bonds in an aggregate principal amount equal to the aggregate principal amount of Notes and any other Securities subject to the release provisions Outstanding on the Release Date, in trust for the benefit of the Holders from time to time of the Notes and any other Securities subject to the release provisions issued under the Original Indenture, as supplemented, as security for any and all obligations of the Company under the Notes and any other Securities subject to the release provisions, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the Notes and any other Securities subject to the release provisions when and as the same shall become due and payable in accordance with the terms and provisions of the Original Indenture, as supplemented, or the Notes or such other Securities subject to the release provisions, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the Notes and any other Securities subject to the release provisions when and as the same shall become due and payable in accordance with the terms and provisions of the Original Indenture, as supplemented, or the Notes or such other Securities subject to the release provisions.

     (b) The Substitute Mortgage Bonds to be delivered pursuant to the notice described in Section 4.03(a) shall be delivered in separate series and issues corresponding to the series and issues of Notes and other Securities subject to the release provisions Outstanding on the Release Date, each series or issue of Substitute Mortgage Bonds having the same stated rate or rates of interest (or interest calculated in the same manner), Interest Payment Dates, stated maturity date and redemption provisions, and in the same aggregate principal amount, as the related series or issue of Notes or other Securities subject to the release provisions outstanding on the Release Date. The Company shall enter into a Substitute Mortgage for the issuance of Substitute Mortgage Bonds, and designate it as such in the notice.

     (c) The notice described in Section 4.03(a) shall also state that on the Release Date the Company shall deliver to the Trustee a supplemental indenture to the Original Indenture that will provide, among other things, that upon the issuance of Notes and other Securities subject to the release provisions on or after the Release Date, the Company shall deliver to the Trustee in trust for the benefit of the Holders as described in Section 4.03(a) hereof, and the Trustee shall accept therefor, related series of Substitute Mortgage Bonds registered in the name of the Trustee and conforming to the requirements therein specified.

     (d) The determination whether to deliver Substitute Mortgage Bonds shall be made in the Company's sole discretion and without any obligation to do so.

     (e) In the event that the Company does not deliver the notice described in Section 4.03(a), the Notes and other Securities subject to the release provisions Outstanding on the Release Date shall, as of the Release Date, no longer be entitled to the benefit of the pledge of the Pledged Bonds and shall thereafter be general unsecured obligations of the Company.

     (f) Article Four and related provisions of the Original Indenture shall apply to Substitute Mortgage Bonds pledged to the Trustee hereunder and the provisions thereof shall be deemed to refer to the Substitute Mortgage and the Substitute Mortgage Bonds. If the Company elects to have the Notes secured by Substitute Mortgage Bonds on and after the Release Date, Article Four and related provisions may be amended to make appropriate reference to the Substitute Mortgage and the Substitute Mortgage Bonds; provided, that the consent of Holders shall not be required in connection with such amendment.

     SECTION 4.04. Events of Default.

     (a) On and after the Release Date, Section 601(8) of the Original Indenture shall no longer apply to the Notes.

     (b) On and after the Release Date, if the Notes become secured by Substitute Mortgage Bonds pursuant to Section 4.03 above, the occurrence of a "default" (as defined in the Substitute Mortgage) shall constitute an Event of Default under Section 601 of the Original Indenture with respect to the Notes and the references in Section 601(4) of the Original Indenture and related provisions to "Mortgage Bonds" shall be deemed to refer to "Substitute Mortgage Bonds."

                                  ARTICLE FIVE

                            MISCELLANEOUS PROVISIONS

     The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Tenth Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

     Except as expressly amended hereby and by the supplemental indenture appointing the Trustee as successor trustee, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof and the Original Indenture is in all respects hereby ratified and confirmed. This Tenth Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

     This Eleventh Supplemental Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

     This Eleventh Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Supplemental Indenture to be duly executed and attested, all as of the day and year first above written.

                                             THE DETROIT EDISON COMPANY
                                             By:
                                                Name:
                                                Title:

ATTEST:
By:
   Name:
   Title

                                             BANK ONE TRUST COMPANY,
                                             NATIONAL ASSOCIATION, as Trustee
                                             By:
                                                Name
                                                Title:

ATTEST:
By:
   Name:
   Title:

                                                                       EXHIBIT A

     THIS NOTE IS BEING ISSUED TO XL CAPITAL ASSURANCE INC., AN INSURANCE COMPANY INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK ("XLCA"), TO SECURE THE OBLIGATIONS OF THE DETROIT EDISON COMPANY (THE "COMPANY") TO XLCA UNDER THAT CERTAIN INSURANCE AGREEMENT DATED AS OF DECEMBER 5, 2002 BETWEEN THE COMPANY AND XLCA REFERRED TO HEREIN. THIS NOTE IS NOT TRANSFERABLE OR ASSIGNABLE EXCEPT AS MAY BE REQUIRED TO EFFECT A TRANSFER TO A SUCCESSOR INSURER OF THE MICHIGAN STRATEGIC FUND LIMITED OBLIGATION REVENUE AND REFUNDING REVENUE BONDS (THE DETROIT EDISON COMPANY EXEMPT FACILITIES PROJECT), SERIES 2002C (AMT).

NO. R-1                                                        $64,300,000

                           THE DETROIT EDISON COMPANY

                           5.45% SENIOR NOTES DUE 2032

Principal Amount: $64,300,000

Authorized Denomination: $1,000

Regular Record Date: close of business on the 15th calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date

Original Issue Date: December 5, 2002

Stated Maturity: December 15, 2032

Interest Payment Dates: June 15 and December 15 of each year, commencing June 15, 2003

Interest Rate: 5.45% per annum

     THE DETROIT EDISON COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to XLCA Capital Inc. or registered assigns, at the office or agency of the Company in The City of New York, New York, the principal sum of Sixty-Four Million Three Hundred Thousand Dollars ($64,300,000) on December 15, 2032 (the "Stated Maturity"), in the coin or currency of the United States, and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on June 15, 2003, and on the Stated Maturity at the rate per annum shown above (the "Interest Rate") until the principal hereof is paid or made available for payment and on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered on the Regular Record Date as specified above next preceding such Interest Payment Date. This note is being issued to XL Capital Assurance Inc., an insurance company incorporated under New York law ("XLCA"), to secure the Company's obligations to XLCA under that certain Insurance Agreement dated as of December 5, 2002 (the "Insurance Agreement") between the Company and XLCA relating to Financial Guaranty Insurance Policy No. CA00403A issued by XLCA with respect to the Michigan Strategic Fund Limited Obligation Revenue and Refunding Revenue Bonds (the Detroit Edison Company Exempt Facilities Project), Series 2002C (AMT) (the "2002C Bonds"), which are issued under the Trust Indenture dated as of December 1, 2002 (the "2002C Bond Indenture") between Michigan Strategic Fund and Bank One Trust Company, National Association, as trustee. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Notes of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

     Payments of interest on this Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and premium, if any, and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this Note. In the event that any Interest Payment Date, Redemption Date or Maturity Date is not a Business Day, then the required payment of principal, premium, if any, and interest will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay). "Business Day" means any day other than a day on which banking institutions in the State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close.

     Payment of principal of, premium, if any, and interest on the Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent. Payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     UNTIL THE RELEASE DATE (AS DEFINED BELOW), THIS NOTE SHALL BE SECURED BY GENERAL AND REFUNDING MORTGAGE BONDS (THE "MORTGAGE BONDS") ISSUED AND DELIVERED BY THE COMPANY TO THE TRUSTEE (AS DEFINED BELOW) UNDER THE COMPANY'S SUPPLEMENTAL INDENTURE DATED AS OF DECEMBER 1, 2002, SUPPLEMENTING THE MORTGAGE AND DEED OF TRUST DATED AS OF OCTOBER 1, 1924 BETWEEN THE COMPANY AND BANK ONE, NATIONAL ASSOCIATION (THE "MORTGAGE TRUSTEE"), PLEDGED BY THE COMPANY FOR THE BENEFIT OF THE HOLDERS OF THE NOTES TO THE TRUSTEE UNDER THE INDENTURE (THE "MORTGAGE"). ON THE RELEASE DATE, THE NOTES SHALL CEASE TO BE SECURED BY SUCH MORTGAGE BONDS AND, AT THE COMPANY'S OPTION, SHALL EITHER (1) BECOME UNSECURED GENERAL OBLIGATIONS OF THE COMPANY OR (2) BE SECURED BY SUBSTITUTE MORTGAGE BONDS UNDER A SUBSTITUTE MORTGAGE.

     This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

     Unless the Certificate of Authentication hereon has been executed by the Trustee or a duly appointed Authentication Agent referred to herein, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Note is one of a duly authorized series of Securities of the Company (herein sometimes referred to as the "Notes"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to a Collateral Trust Indenture dated as of June 30, 1993 (the "Original Indenture") duly executed and delivered between the Company and Bank One Trust Company, National Association, as Trustee (herein referred to as the "Trustee"), as supplemented through and including an Eleventh Supplemental Indenture dated as of December 1, 2002 (together with the Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the registered Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

     The Notes are not subject to repayment at the option of the Holders thereof and are not subject to any sinking fund, except to the extent that XLCA, or its successor in interest, may have exercised its rights pursuant to Section 2.03 of the aforesaid Eleventh Supplemental Indenture. The Notes are subject to optional redemption, as a whole or in part, by the Company prior to Stated Maturity of the principal thereof upon the same terms as the 2002C Bonds are subject to redemption. Upon payment of the principal or premium, if any, on the 2002C Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with
Article I or IV of the 2002C Bond Indenture, or upon payment of interest on the 2002C Bonds, Notes in a principal amount equal to the principal amount of the 2002C Bonds so paid, or interest on Notes in an amount equal to the interest on the 2002C Bonds so paid, as the case may be, shall, to the extent of such payment, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith crease and be discharged, and, in the case of the payment of principal and premium, if any, such Notes shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

     Notwithstanding the foregoing, installments of interest on this Note that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date.

     Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the Optional Redemption Date to the Holder hereof at its registered address.

     Unless the Company defaults in payment of the applicable Redemption Price, on and after the applicable Redemption Date interest will cease to accrue on the principal amount of this Note called for redemption.

     If money sufficient to pay the applicable Redemption Price with respect to the principal amount of and accrued interest on the principal amount of this Note to be redeemed on the applicable Redemption Date is deposited with the Trustee or Paying Agent on or before the related

Redemption Date and certain other conditions are satisfied, then on or after such date, interest will cease to accrue on the principal amount of this Note called for redemption.

     If the Notes are only partially redeemed by the Company, the Trustee shall select which Notes are to be redeemed in a manner it deems fair and appropriate in accordance with the terms of the Indenture.

     In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the registered Holder hereof upon the cancellation hereof.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein. In the event the Company desires to provide for the payment of Notes, in lieu of defeasing the Notes in accordance with the Indenture, the Company shall either redeem an equal principal amount of 2002C Bonds or take such action as shall be required by the 2002C Bond Indenture to defease an equal principal amount of 2002C Bonds.

     Any amount payable by the Company in respect of principal of the Notes, whether at maturity or prior to maturity by redemption or otherwise, in a circumstance where there has not been a corresponding payment of principal of 2002C Bonds shall be applied simultaneously to the redemption or defeasance of any equal principal amount of 2002C Bonds in accordance with the 2002C Bond Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the registered Holders of not less than a majority in aggregate principal amount of the outstanding Securities of each series affected at the time, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the registered Holders of the Securities; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate of or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the registered Holder of each Security so affected or (ii) reduce the aforesaid percentage of Securities, the registered Holders of which are required to consent to any such supplemental indenture, without the consent of the registered Holders of each Security then outstanding and affected thereby. The Indenture also contains provisions permitting (i) the registered Holders of at least 66 2/3% in aggregate principal amount of the Securities of all series at the time outstanding affected thereby, on behalf of the registered Holders of the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) the registered Holders of a majority in aggregate principal amount of the Securities of all series at the time outstanding affected thereby, on behalf of the registered Holders of the Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such registered Holder and upon all future registered Holders and owners of this Note and of any Note issued in exchange hereof or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time and place and at the rate and in the coin or currency herein prescribed.

     Prior to the Release Date, the Notes of this series shall be secured by a series of Mortgage Bonds (the "Related Series of Bonds"), delivered by the Company to the Trustee for the benefit of the Holders of the Notes. Reference is made to the Mortgage and the Indenture for a description of the rights of the Trustee as Holder of the Related Series of Bonds, the property mortgaged and pledged under the Mortgage and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Related Series of Bonds are secured and the circumstances under which additional Mortgage Bonds may be issued.

     FROM AND AFTER SUCH TIME AS ALL BONDS, OTHER THAN (1) PLEDGED BONDS, INCLUDING THE RELATED SERIES OF BONDS, AND (2) MORTGAGE BONDS (EXCLUSIVE OF PLEDGED BONDS), WHICH DO NOT IN AGGREGATE PRINCIPAL AMOUNT EXCEED THE GREATER OF FIVE PERCENT (5%) OF NET TANGIBLE ASSETS OR FIVE PERCENT (5%) OF CAPITALIZATION, HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE (INCLUDING THOSE MORTGAGE BONDS THE PAYMENT FOR WHICH HAS BEEN PROVIDED FOR IN ACCORDANCE WITH THE MORTGAGE) AT, BEFORE OR AFTER THE MATURITY THEREOF, PROVIDED THAT NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING (THE "RELEASE DATE"), THE RELATED SERIES OF BONDS SHALL CEASE TO SECURE THE NOTES IN ANY MANNER.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable or at such other offices or agencies as the Company may designate, duly endorsed by or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Note Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Note Registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be affected by any notice to the contrary.

     As set forth in, and subject to the provisions of, the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (i) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, (ii) the Holders of not less than 25% in principal amount of the outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (iii) the Trustee shall have failed to institute such proceeding within 60 days and (iv) the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes of this series a direction inconsistent with such request within such 60-day period; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or any interest on this Note on or after the respective due dates expressed herein.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, the parties hereto have caused this Note to be duly executed and attested, all as of the day and year first above written.

                                           THE DETROIT EDISON COMPANY

                                           By:__________________________________
                                           Name:  N.A. Khouri
                                           Title: Vice President and Treasurer

ATTEST:

By:_________________________________
Name: Susan E. Riske
Title: Assistant Corporate Secretary

                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes described in the within mentioned Indenture.

                                           BANK ONE TRUST COMPANY,
                                           NATIONAL ASSOCIATION

                                           By___________________________________
                                                 Authorized Signatory
                                           Date: December 5, 2002

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

    (Please insert Social Security or Other Identifying Number of Assignee)

________________________________________________________________________________

    (Please print or type name and address, including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorneys to transfer the within Note on the books of the Issuer, with full power of substitution in the premises.

Dated: __________________

     NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange, Inc. Medallion Signature Program ("MSP"). When assignment is made by a guardian, trustee, executor or administrator, an officer of a corporation, or anyone in a representative capacity, proof of his or her authority to act must accompany this Note.

                                                                       EXHIBIT B

     THIS NOTE IS BEING ISSUED TO XL CAPITAL ASSURANCE INC., AN INSURANCE COMPANY INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK ("XLCA"), TO SECURE THE OBLIGATIONS OF THE DETROIT EDISON COMPANY (THE "COMPANY") TO XLCA UNDER THAT CERTAIN INSURANCE AGREEMENT DATED AS OF DECEMBER 5, 2002 BETWEEN THE COMPANY AND XLCA REFERRED TO HEREIN. THIS NOTE IS NOT TRANSFERABLE OR ASSIGNABLE EXCEPT AS MAY BE REQUIRED TO EFFECT A TRANSFER TO A SUCCESSOR INSURER OF THE MICHIGAN STRATEGIC FUND LIMITED OBLIGATION REVENUE AND REFUNDING REVENUE BONDS (THE DETROIT EDISON COMPANY EXEMPT FACILITIES PROJECT), SERIES 2002D (AMT).

NO. R-1                                                 $55,975,000

                           THE DETROIT EDISON COMPANY

                           5.25% SENIOR NOTES DUE 2032

Principal Amount: $55,975,000

Authorized Denomination: $1,000

Regular Record Date: close of business on the 15th calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date

Original Issue Date: December 5, 2002

Stated Maturity: December 15, 2032

Interest Payment Dates: June 15 and December 15 of each year, commencing June 15, 2003

Interest Rate: 5.25% per annum

     THE DETROIT EDISON COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to XLCA Capital Inc. or registered assigns, at the office or agency of the Company in The City of New York, New York, the principal sum of Fifty-Five Million Nine Hundred Seventy-Five Thousand Dollars ($55,975,000) on December 15, 2032 (the "Stated Maturity"), in the coin or currency of the United States, and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on June 15, 2003, and on the Stated Maturity at the rate per annum shown above (the "Interest Rate") until the principal hereof is paid or made available for payment and on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered on the Regular Record Date as specified above next preceding such Interest Payment Date. This note is being issued to XL Capital Assurance Inc., an insurance company incorporated under New York law ("XLCA"), to secure the Company's obligations to XLCA under that certain Insurance Agreement dated as of December 5, 2002 (the "Insurance Agreement") between the Company and XLCA relating to Financial Guaranty Insurance Policy No. CA00403B issued by XLCA with respect to the Michigan Strategic Fund Limited Obligation Revenue and Refunding Revenue Bonds (the Detroit Edison Company Exempt Facilities Project), Series 2002D (AMT) (the "2002D Bonds"), which are issued under the Trust Indenture dated as of December 1, 2002 (the "2002D Bond Indenture") between Michigan Strategic Fund and Bank One Trust Company, National Association, as trustee. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Notes of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

     Payments of interest on this Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and premium, if any, and, to the extent lawful, on overdue installments of interest at the rate per annum borne by this Note. In the event that any Interest Payment Date, Redemption Date or Maturity Date is not a Business Day, then the required payment of principal, premium, if any, and interest will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay). "Business Day" means any day other than a day on which banking institutions in the State of New York or the State of Michigan are authorized or obligated pursuant to law or executive order to close.

     Payment of principal of, premium, if any, and interest on the Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at the office of the Paying Agent upon surrender of such Securities to the Paying Agent. Payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     UNTIL THE RELEASE DATE (AS DEFINED BELOW), THIS NOTE SHALL BE SECURED BY GENERAL AND REFUNDING MORTGAGE BONDS (THE "MORTGAGE BONDS") ISSUED AND DELIVERED BY THE COMPANY TO THE TRUSTEE (AS DEFINED BELOW) UNDER THE COMPANY'S SUPPLEMENTAL INDENTURE DATED AS OF DECEMBER 1, 2002, SUPPLEMENTING THE MORTGAGE AND DEED OF TRUST DATED AS OF OCTOBER 1, 1924 BETWEEN THE COMPANY AND BANK ONE, NATIONAL ASSOCIATION (THE "MORTGAGE TRUSTEE"), PLEDGED BY THE COMPANY FOR THE BENEFIT OF THE HOLDERS OF THE NOTES TO THE TRUSTEE UNDER THE INDENTURE (THE "MORTGAGE"). ON THE RELEASE DATE, THE NOTES SHALL CEASE TO BE SECURED BY SUCH MORTGAGE BONDS AND, AT THE COMPANY'S OPTION, SHALL EITHER (1) BECOME UNSECURED GENERAL OBLIGATIONS OF THE COMPANY OR (2) BE SECURED BY SUBSTITUTE MORTGAGE BONDS UNDER A SUBSTITUTE MORTGAGE.

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

     This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

     Unless the Certificate of Authentication hereon has been executed by the Trustee or a duly appointed Authentication Agent referred to herein, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Note is one of a duly authorized series of Securities of the Company (herein sometimes referred to as the "Notes"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to a Collateral Trust Indenture dated as of June 30, 1993 (the "Original Indenture") duly executed and delivered between the Company and Bank One Trust Company, National Association, as Trustee (herein referred to as the "Trustee"), as supplemented through and including an Eleventh Supplemental Indenture dated as of December 1, 2002 (together with the Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the registered Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

     The Notes are not subject to repayment at the option of the Holders thereof and are not subject to any sinking fund, except to the extent that XLCA, or its successor in interest, may have exercised its rights pursuant to Section 2.03 of the aforesaid Eleventh Supplemental Indenture. The Notes are subject to optional redemption, as a whole or in part, by the Company prior to Stated Maturity of the principal thereof upon the same terms as the 2002D Bonds are subject to redemption. Upon payment of the principal or premium, if any, on the 2002D Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with
Article I or IV of the 2002D Bond Indenture, or upon payment of interest on the 2002D Bonds, Notes in a principal amount equal to the principal amount of the 2002D Bonds so paid, or interest on Notes in an amount equal to the interest on the 2002D Bonds so paid, as the case may be, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith crease and be discharged, and, in the case of the payment of principal and premium, if any, such Notes shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

     Notwithstanding the foregoing, installments of interest on this Note that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date.

     Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the Optional Redemption Date to the Holder hereof at its registered address.

     Unless the Company defaults in payment of the applicable Redemption Price, on and after the applicable Redemption Date interest will cease to accrue on the principal amount of this Note called for redemption.

     If money sufficient to pay the applicable Redemption Price with respect to the principal amount of and accrued interest on the principal amount of this Note to be redeemed on the applicable Redemption Date is deposited with the Trustee or Paying Agent on or before the related

Redemption Date and certain other conditions are satisfied, then on or after such date, interest will cease to accrue on the principal amount of this Note called for redemption.

     If the Notes are only partially redeemed by the Company, the Trustee shall select which Notes are to be redeemed in a manner it deems fair and appropriate in accordance with the terms of the Indenture.

     In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the registered Holder hereof upon the cancellation hereof.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein. In the event the Company desires to provide for the payment of Notes, in lieu of defeasing the Notes in accordance with the Indenture, the Company shall either redeem an equal principal amount of 2002D Bonds or take such action as shall be required by the 2002D Bond Indenture to defease an equal principal amount of 2002D Bonds.

     Any amount payable by the Company in respect of principal of the Notes, whether at maturity or prior to maturity by redemption or otherwise, in a circumstance where there has not been a corresponding payment of principal of 2002D Bonds shall be applied simultaneously to the redemption or defeasance of any equal principal amount of 2002D Bonds in accordance with the 2002D Bond Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the registered Holders of not less than a majority in aggregate principal amount of the outstanding Securities of each series affected at the time, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the registered Holders of the Securities; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate of or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the registered Holder of each Security so affected or (ii) reduce the aforesaid percentage of Securities, the registered Holders of which are required to consent to any such supplemental indenture, without the consent of the registered Holders of each Security then outstanding and affected thereby. The Indenture also contains provisions permitting (i) the registered Holders of at least 66 2/3% in aggregate principal amount of the Securities of all series at the time outstanding affected thereby, on behalf of the registered Holders of the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) the registered Holders of a majority in aggregate principal amount of the Securities of all series at the time outstanding affected thereby, on behalf of the registered Holders of the Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such registered Holder and upon all future registered Holders and owners of this Note and of any Note issued in exchange hereof or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time and place and at the rate and in the coin or currency herein prescribed.

     Prior to the Release Date, the Notes of this series shall be secured by a series of Mortgage Bonds (the "Related Series of Bonds"), delivered by the Company to the Trustee for the benefit of the Holders of the Notes. Reference is made to the Mortgage and the Indenture for a description of the rights of the Trustee as Holder of the Related Series of Bonds, the property mortgaged and pledged under the Mortgage and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Related Series of Bonds are secured and the circumstances under which additional Mortgage Bonds may be issued.

     FROM AND AFTER SUCH TIME AS ALL BONDS, OTHER THAN (1) PLEDGED BONDS, INCLUDING THE RELATED SERIES OF BONDS, AND (2) MORTGAGE BONDS (EXCLUSIVE OF PLEDGED BONDS), WHICH DO NOT IN AGGREGATE PRINCIPAL AMOUNT EXCEED THE GREATER OF FIVE PERCENT (5%) OF NET TANGIBLE ASSETS OR FIVE PERCENT (5%) OF CAPITALIZATION, HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE (INCLUDING THOSE MORTGAGE BONDS THE PAYMENT FOR WHICH HAS BEEN PROVIDED FOR IN ACCORDANCE WITH THE MORTGAGE) AT, BEFORE OR AFTER THE MATURITY THEREOF, PROVIDED THAT NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING (THE "RELEASE DATE"), THE RELATED SERIES OF BONDS SHALL CEASE TO SECURE THE NOTES IN ANY MANNER.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable or at such other offices or agencies as the Company may designate, duly endorsed by or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Note Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Note Registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be affected by any notice to the contrary.

     As set forth in, and subject to the provisions of, the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (i) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, (ii) the Holders of not less than 25% in principal amount of the outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (iii) the Trustee shall have failed to institute such proceeding within 60 days and (iv) the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes of this series a direction inconsistent with such request within such 60-day period; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or any interest on this Note on or after the respective due dates expressed herein.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, the parties hereto have caused this Note to be duly executed and attested, all as of the day and year first above written.

                                           THE DETROIT EDISON COMPANY

                                           By:

                                           Name:  N.A. Khouri
                                           Title: Vice President and Treasurer

ATTEST:

By:

Name:  Susan E. Riske
Title: Assistant Corporate Secretary

                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series of Notes described in the within mentioned Indenture.

                                           BANK ONE TRUST COMPANY,
                                           NATIONAL ASSOCIATION

                                           By_________________________________
                                                 Authorized Signatory
                                           Date: December 5, 2002

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

    (Please insert Social Security or Other Identifying Number of Assignee)

________________________________________________________________________________

    (Please print or type name and address, including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorneys to transfer the within Note on the books of the Issuer, with full power of substitution in the premises.

Dated: __________________

     NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange, Inc. Medallion Signature Program ("MSP"). When assignment is made by a guardian, trustee, executor or administrator, an officer of a corporation, or anyone in a representative capacity, proof of his or her authority to act must accompany this Note.